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                  Allegiant Bancorp, Inc.


                 Allegiant Capital Trust I

                 _________________________


   1,725,000 9.875% Cumulative Trust Preferred Securities
   (Liquidation Amount $10 per Trust Preferred Security)



                       July 27, 1999



                   UNDERWRITING AGREEMENT





                  EVEREN Securities, Inc.


                   Wheat First Securities


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

                  Allegiant Bancorp, Inc.

                 Allegiant Capital Trust I

              ________________________________


   1,725,000 9.875% Cumulative Trust Preferred Securities
   (Liquidation Amount $10 per Trust Preferred Security)


                   UNDERWRITING AGREEMENT

                                          July 27, 1999



EVEREN Securities, Inc.
Wheat First Securities
  Individually and as Representatives of
     the Several Underwriters
  c/o EVEREN Securities, Inc.
  77 West Wacker Drive
  Chicago, Illinois 60601-1694

Ladies and Gentlemen:

       Allegiant Bancorp, Inc., a Missouri corporation (the "Company"), and its fiduciary subsidiary, Allegiant Capital Trust I (the "Trust" and, together with the Company, the "Offerors"), a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act"), confirm their agreement with the several underwriters listed in
Schedule I hereto (the "Underwriters"), for whom EVEREN Securities, Inc. and Wheat First Securities, a division of First Union Capital Markets Corp., have been duly authorized to act as representatives, with respect to the proposed issuance and sale by the Trust of its 9.875% Cumulative Trust Preferred Securities (liquidation amount $10 per security) representing undivided beneficial interests in the assets of the Trust (the "Trust Preferred Securities"). The Offerors propose that the Trust issue the Trust Preferred Securities pursuant to an Amended and Restated Trust Agreement among Bankers Trust Company, as property trustee (the "Property Trustee"), Bankers Trust (Delaware), as Delaware trustee (the "Delaware Trustee"), the administrators named therein (the "Administrators") and the Company (the "Trust Agreement"). The Trust Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to a Guarantee Agreement (the "Guarantee Agreement") between the Company and Bankers Trust Company, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Trust Preferred Securities will be combined with the proceeds from the sale by the Trust to the Company of the Trust's common securities (the "Common Securities") and will be used to purchase 9.875% junior


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subordinated debentures (the "Subordinated Debentures") issued by the
Company pursuant to an Indenture ("Indenture") between the Company and Bankers Trust Company, as trustee (the "Indenture Trustee"). The
Offerors hereby confirm their respective agreements with the Underwriters as follows:

     1. The Trust Preferred Securities. The 1,500,000 Trust Preferred Securities proposed to be sold by the Trust are hereinafter referred to as the "Firm Securities." The Trust also proposes to grant to the Underwriters an option to purchase up to 225,000 additional Trust Preferred Securities (the "Additional Securities") if requested by the Underwriters as provided in Section 3 hereof. The Firm Securities and the Additional Securities are herein collectively called the "Securities."

     2. Registration Statement and Prospectus. The Offerors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations (the "Rules and Regulations") of the Commission thereunder (collectively, the "Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), a registration statement on Form S-2 (File Nos. 333-82197 and 333-82197-01) including a prospectus, relating to the Securities, the Subordinated Debentures and the Guarantee Agreement, that may have been amended; each such amendment was so prepared and filed. The registration statement, as amended at the time when it became or becomes effective, including all financial schedules (if any) and exhibits thereto, all information incorporated therein by reference and all of the information (if any) deemed to be part of the registration statement at the time of its effectiveness pursuant to Rule 430A under the Act ("Rule 430A"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first provided to the Underwriters by the Offerors in connection with the offering and sale of the Securities (whether or not required to be filed pursuant to Rule 424(b) under the Act ("Rule 424(b)")) is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Securities that differs from the Prospectus (whether or not any such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b)), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use; and each preliminary prospectus included in the Registration Statement prior to the time it became or becomes effective is herein referred to as a "Preliminary Prospectus."

     3. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions hereof, (i) the Trust agrees to issue and sell to the Underwriters, at a price of $10.00 per Security (the "Purchase Price"), 1,500,000 Firm Securities; and (ii) each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the Purchase Price, the aggregate number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Securities (together with the proceeds from the sale by the Trust to the Company of the Common Securities)

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will be used to purchase the Subordinated Debentures, the Company hereby agrees to pay at the Closing Date (as herein defined) to the Underwriters a commission per Security equal to $0.375 per Security, or $562,500 in the aggregate ($646,875 if the over-allotment with respect to the Additional Securities is exercised in full).

     On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions hereof, (i) the Trust agrees to sell to the Underwriters, at the Purchase Price, up to 225,000 Additional Securities; and (ii) the Underwriters shall have the right to purchase, severally and not jointly, from time to time, up to an aggregate of 225,000 Additional Securities at the Purchase Price. Additional Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Securities that bears the same proportion to the total number of Additional Securities to be purchased as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Securities.

     4. Agreements of the Offerors as to Delivery and Payment. The Offerors agree with each Underwriter that:

             (a) Delivery to the Underwriters of, and payment to the Trust for, the Firm Securities shall be made at 10:00 A.M., Chicago time, on the third (or if the Firm Securities are priced, as contemplated by Rule 15c6-1(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after 4:30 p.m. Eastern time, on the fourth) full business day (such time and date being referred to as the "Closing Date") following the date of the initial public offering of the Firm Securities as advised to you by the Company, at such place as you shall designate.

             (b) Delivery to the Underwriters of and payment for any Additional Securities to be purchased by the Underwriters shall be made at such place as you shall designate, at 10:00 A.M., Chicago time, on such date or dates (individually, an "Option Closing Date" and collectively, the "Option Closing Dates"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, as shall be specified in a written notice from you to the Offerors of the Underwriters' determination to purchase a number, specified in said notice, of Additional Securities. Any such notice may be given at any time within 30 days after the date of this Agreement.

             (c) The Securities will be delivered by the Trust to the Underwriters on the Closing Date or the applicable Option Closing Date against payment of the Purchase Price therefor by certified or official bank check or wire transfer of immediately available funds payable to the order of the Trust to an account designated by the Trust. Delivery of the Securities may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by

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
     you. Certificates representing the Securities, in definitive form and in such denominations and registered in such names as you may request in writing not less than two business days prior to the Closing Date or the applicable Option Closing Date notice to the Offerors shall be prepared and will be made available for inspection not later than 9:30 A.M., Chicago time, on the business day next preceding the Closing Date or the applicable Option Closing Date, with any transfer taxes payable upon initial issuance or the transfer thereof duly paid by the Company for the respective accounts of the Underwriters against payment of the Purchase Price therefor.

     5. Further Agreements of the Offerors. The Offerors also agree with each Underwriter that:

             (a) they will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use their best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time; and the Offerors will comply fully and in a timely manner with the applicable provisions of Rule 424(b) and Rule 430A under the Act;

             (b) they will advise you promptly and, if requested by you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission that relate to the Registration Statement or requests by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation or, to the best knowledge of the Offerors, threat of any proceedings for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event or information becoming known during the period referred to in paragraph (e) below that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or that requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, not misleading; if at any time the Commission shall issue or institute proceedings (or threaten to institute any such proceedings) to issue any stop order suspending the

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
     effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue or institute proceedings (or threaten to institute proceedings) to issue an order suspending the qualification or exemption of the Securities under any state securities or blue sky laws, the Offerors shall use best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

             (c) they will furnish to you without charge one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith, and will furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request;

             (d) they will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus of which you shall not previously have been advised and provided a copy a reasonable period of time prior to the filing thereof or to which you or your counsel shall reasonably object, and they will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by you in your or your counsel's opinion, and will use best efforts to cause the same to become effective as promptly as possible;

             (e) promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as a prospectus is required by the Act to be delivered in connection with the sales by an underwriter or a dealer (in the opinion of your counsel), they will furnish to each Underwriter and dealer without charge as many copies of the Prospectus (and any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request for the purposes contemplated by the Act, and the Offerors consent to the use of the Prospectus and any amendment or supplement thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection therewith;

             (f)    if during the period specified in paragraph
     (e) any event shall occur or information become known as a result of which in the opinion of your counsel it becomes necessary to amend or supplement the Prospectus in order to make the statements therein as of the date the Prospectus is delivered to a purchaser, in light of the circumstances under which such statements were made, not misleading, or it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and, subject to paragraph 5(d) above, they will file with the Commission at the sole expense of the Company an appropriate

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
     amendment or supplement to the Prospectus so that the statements of any material facts in the Prospectus, as so amended and supplemented, will not when it is so delivered, in light of the circumstances under which such statements are made, be misleading, or so that the Prospectus will comply with law and it will furnish to the Underwriters and to such dealers as the Underwriters shall specify, at the sole expense of the Company, such number of copies thereof as such Underwriters or dealers may reasonably request;

             (g) prior to any public offering of the Securities, they will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or blue sky laws of such jurisdictions as you may reasonably request (provided that the Offerors shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to take any action that would subject them to general consent to service of process in any jurisdiction in which they are not now so subject), and the Offerors will continue such qualification in effect so long as required by law for the distribution of the Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided that the Offerors shall not be obligated to take any action that would subject it to general consent to service of process in any jurisdiction in which they are not now so subject);

             (h) they will not, prior to the exercise in full or termination or expiration of the option to purchase the Option Securities, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus;

             (i) they will make generally available to their security holders and furnish to the Underwriters as soon as reasonably practicable a consolidated earning statement covering a period of at least 12 months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and will advise you in writing when such statement has been made so available;

             (j) during the period of five years after the date of this Agreement, they will furnish to you a copy: (i) as soon as practicable after the filing thereof, of each report filed by either of the Offerors with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); (ii) as soon as practicable after the release thereof, of each material press release in respect of either of the Offerors; (iii) as soon as available, of each report of the Company mailed to shareholders; and (iv) as soon as available, such other publicly available information concerning the Offerors as you may reasonably request;

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             (k)    whether or not the transactions contemplated
     hereby are consummated or this Agreement becomes effective as to all of its provisions or is terminated, to pay all costs, fees, expenses and taxes incident to the performance by the Offerors of their obligations hereunder, including (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) above of this Section 5, (ii) the word processing, reproduction and distribution of this Agreement, the Blue Sky Survey and any other agreements, memoranda, correspondence and other documents prepared and delivered by the Underwriters or their counsel in connection with the offering of the Securities (including in each case any disbursements of counsel for the Underwriters relating to such preparation and delivery), (iii) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states, including in each case the fees and disbursements of counsel for the Underwriters, relating to such registration or qualification and memoranda relating thereto; provided however, in no event shall such fees and disbursements exceed $5,000, (iv) filings and clearance with the NASD in connection with the offering and sale of the Securities, (v) the listing of the Securities on the American Stock Exchange ("AMEX"),
     (vi) furnishing such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom the Securities may be sold, (vii) obtaining the opinions to be provided pursuant to Sections 8(f), 8(g) and 8(h) of this Agreement and (viii) the performance by the Offerors of all of their other obligations under this Agreement; provided that if the sale of the Securities provided for herein is not consummated because the Underwriters exercise their right to terminate this Agreement pursuant to Section 9 hereof and any of the following have occurred during the term of this Agreement:
     (a) there has been any material adverse change in the condition (financial or otherwise), earnings, affairs, business or prospects of the Company, or (b) either Offeror shall refuse or be unable to comply with any provision hereof (except as the result of a breach of this Agreement by the Underwriters), the Company will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of Securities;

             (l) they will use the net proceeds received by them from the sale of the Securities and the Subordinated Debentures in the manner specified in the Prospectus and will file such reports with the Commission with respect to the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act and will furnish you copies of any such reports as soon as practicable after the filing thereof;

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             (m)    if, at the time of effectiveness of the
     Registration Statement, any information shall have been omitted therefrom in reliance upon Rule 430A, then immediately following the execution and delivery of this Agreement, they will prepare, and file, or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended prospectus), containing all information so omitted;

             (n) they will cause the Securities to be listed, subject to notice of issuance or sale, on AMEX and will comply with all registration, filing and reporting requirements of AMEX;

             (o) they will not take, directly or indirectly, any action designed to or which might reasonably be expected to constitute, cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of either Offeror to facilitate the sale or resale of the Securities;

             (p) they will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if either of them commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, with such information to be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information;

             (q) they will use their best efforts to do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Securities;

             (r) the Offerors will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company; and

             (s) in the event that the Subordinated Debentures are distributed to the holders of the Securities for any reason, the Offerors will use their respective best efforts to cause the Subordinated Debentures to be listed, subject to notice of issuance, at the time of such distribution, upon the American Stock Exchange, such other securities exchange or exchanges and/or the Nasdaq National Market upon which the Securities are then listed. The Company will thereafter comply with all registration, filing and reporting requirements of the American Stock Exchange or such other exchange or Nasdaq National Market upon which the Subordinated Debentures are listed.

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     6.   Representations and Warranties.

             (a) The Offerors jointly and severally represent and warrant to, and agree with, each Underwriter as of the date hereof, the Closing Date and each Option Closing Date (except for such representations that are specified as being made as of a particular date) as follows:

                    (i) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Securities nor instituted or threatened any proceedings for that purpose. The Registration Statement, on the date it was or is declared effective by the Commission, each Preliminary Prospectus, on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the securities) and at the Closing Date and each Option Closing Date, conformed or will conform with the requirements of the Act, the Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder. The Registration Statement, on the date it was or is declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the Closing Date and each Option Closing Date did not or will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; each Preliminary Prospectus, on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Securities) and at the Closing Date and each Option Closing Date did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Registration Statement and the Prospectus made or omitted in reliance upon, and in conformity with, information relating to the Underwriters furnished in writing or via electronic mail to the Offerors by or on behalf of the Underwriters with your consent expressly for use therein. The Offerors hereby acknowledge for all purposes under this Agreement that (A) the statements set forth under the caption "Underwriting" in the Prospectus and (B) the stabilization legend on page 3 of the Prospectus constitute the only written information furnished to the Offerors by or on behalf of the Underwriters for use in the preparation of the Registration Statement or the Prospectus or any amendment or supplement thereto.

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                    (ii)   The Company has been duly organized and
             is a validly existing corporation in good standing under the laws of Missouri and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), supervised by the Board of Governors of the Federal Reserve System (the "FRB"). Allegiant Bank (the "Bank"), Allegiant Real Estate Investment Trust (the "REIT"), Allegiant Investment Company ("AIC"), Allegiant Insurance Services Co. ("AISC") and Kratky Road, Inc. (together with the Bank, the REIT, AIC and AISC, collectively, the "Subsidiaries") and the Trust constitute the only subsidiaries of the Company. Each Subsidiary has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Each of the Company and its Subsidiaries has full power and authority, corporate or otherwise, to own or lease its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business and in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified, either individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business, assets, prospects, net worth or results of operations of the Trust, the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). Other than the Trust and the Subsidiaries, the Company owns no capital stock or other equity, ownership or proprietary interest in any company, partnership, association, trust or other entity. The accounts of the Bank are insured by the Bank Insurance Fund and the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum applicable amount in accordance with the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such membership or insurance are pending, or, to the best knowledge of the Offerors, threatened.

                    (iii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Securities, the Common Securities and the Trust Agreement and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect. The Trust has conducted and will conduct no business other than the transactions contemplated by the Trust Agreement and described in the Prospectus. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. Based upon federal income tax law as of the date hereof, as of the Closing and as of

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             any Option Closing Date, the Trust is and will be
             classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Based upon GAAP (as defined herein) as of the date hereof, as of the Closing Date and as of any Option Closing Date, the Trust is and, immediately after the offering and the sale of the Securities, will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                    (iv) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, (A) none of the Offerors or the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, nor purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or otherwise (other than the $.05 cash dividend per common share declared by the Company on April 1, 1999 and July 1, 1999 and paid on April 15, 1999 and July 15, 1999, respectively), and (B) there has not been any material adverse change in either Offeror's or any Subsidiary's condition (financial or otherwise), business, affairs, prospects or results of operations or any material change in their respective capital stock, short-term debt or long-term debt.

                    (v) The Subordinated Debentures have been duly authorized by the Company and at the Closing Date will have been duly executed by the Company and, when authenticated in the manner provided in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the statements relating thereto in the Prospectus.

                    (vi)   The Common Securities have been duly
             authorized by the Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the statements relating thereto contained in the Prospectus. The issuance of the Common Securities is not subject to preemptive or other similar rights. At the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (vii) The Securities have been duly authorized by the Trust Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will in all material respects conform to the statements relating thereto contained in the Prospectus. The issuance of the Securities is not subject to preemptive or other similar rights. Holders of Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of a private corporation for profit.

                    (viii) Each of this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company and/or the Trust, as the case may be, and constitutes a legal, valid and binding obligation of the Company and/or the Trust, as the case may be, enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles. Each Offeror has full power and authority to enter into this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as the case may be, and, in the case of the Trust, to authorize, issue and sell the Securities as contemplated by this Agreement, and each of the Indenture and the Trust Agreement has been duly qualified under the Trust Indenture Act and will conform in all material respects to the statements relating thereto in the Registration Statement and the Prospectus.

                    (ix) Neither the Company nor any Subsidiary is in violation of its respective Articles of Incorporation, charter or by-laws. The Trust is not in violation of the Trust Agreement or its certificate of trust filed with the State of Delaware on June 30, 1999 (the "Certificate of Trust"). Neither Offeror nor any Subsidiary is in violation of or in breach of or in default in (nor has any event occurred that with notice or lapse of time, or both, would be a breach of or a default in) the performance of any obligation, agreement or condition contained in any agreement, lease, contract, permit, license, franchise agreement, mortgage, loan agreement, debenture, note, deed of trust, bond, indenture or other evidence of indebtedness or any other instrument or obligation (collectively, "Obligations and Instruments") to which any of them is a party or by which any of them or any of their respective properties or assets is bound or affected (except for such contravention or default as would not have a Material Adverse Effect). Neither Offeror nor any Subsidiary is in violation of any statute, judgment, decree, order, rule or regulation (collectively, "Laws") applicable to any of them or any of their respective properties or assets that, alone, or together with other violations of Laws would result in a Material Adverse Effect. To the best knowledge of the Offerors, no other party under any contract or other agreement to which either Offeror or any Subsidiary is a party is in material default thereunder except for such defaults as would not individually or in the aggregate result in a Material Adverse Effect.

                    (x) The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement and the consummation of the transactions contemplated hereby or thereby will not, alone or upon notice or the passage of time or both,
             (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or third party (except such as may be required under the Act and the securities or blue sky laws of the various states or by the NASD),
             (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of either Offeror pursuant to the terms and provisions of any Obligation or Instrument, (C) conflict with or constitute a breach or default under any Obligation or Instrument to which either Offeror is a party or by which either of them or any of their respective properties or assets is bound (except for such creation, conflict, breach or default as would not have a Material Adverse Effect), or conflict with or result in a breach or violation of any of the terms and provisions of the Company's Articles of Incorporation, as amended, or by-laws, the Trust's Trust Agreement or its Certificate of Trust, or (D) assuming compliance with the Act and all applicable state securities or Blue Sky laws, violate or conflict with any Laws applicable to the Company or any of its properties or assets (except for such violation or conflict as would not have a Material Adverse Effect).
             No action, suit or proceeding before any court or arbitrator or any governmental body, agency or official (domestic or foreign) is pending against or, to the best knowledge of the Offerors, threatened against either Offeror, that, if adversely determined, could reasonably be expected to in any manner invalidate this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement.

                    (xi) Except as set forth in the Prospectus, there is no action, suit, proceeding, inquiry or investigation, governmental or otherwise, before any court, arbitrator or governmental agency or body (collectively, "Proceedings") pending to which either Offeror or any Subsidiary is a party or to which any of their respective properties or assets are subject, that, if determined adversely to them, might result in a Material Adverse Effect, or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of any of the Securities to be sold hereunder, and, to the best knowledge of the Offerors, no such Proceedings are threatened or contemplated.

                    (xii)   There is no contract, document,
             agreement or transaction to which either Offeror or any Subsidiary is a party, or that involved or involves any of them or any of their respective properties or assets that is required to be described in or filed as exhibits to the Registration Statement or the Prospectus by the Act or the Rules and Regulations that have not been so described or filed.

                    (xiii)   No action has been taken with respect
             to either Offeror, and, to the best knowledge of the Offerors, no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any Preliminary Prospectus or the Prospectus or suspends the sale of the Securities in any jurisdiction referred to in
             Section 5(g) hereof. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to either Offeror that might prevent the issuance of the Securities, suspend the effectiveness of the Registration Statement, prevent or suspend the use of any Preliminary Prospectus or the Prospectus or suspend the sale of the Securities in any jurisdiction referred to in
             Section 5(g) hereof; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects).

                    (xiv) All of the issued and outstanding shares of capital stock of the Company are duly authorized and are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and Prospectus under the caption "Capitalization." Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's Articles of Incorporation, as amended, by-laws or any agreement or other instrument to which the Company is a party to by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Subordinated Debentures or Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock of the Company. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus and except for stock options granted to employees and directors of the Company and the Subsidiaries (which have been disclosed in the Registration Statement to the extent required by the Act or the Exchange Act), there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary any shares of the capital stock of the Company or such Subsidiary.

                    (xv)   The Indenture, the Trust Agreement and
             the Guarantee Agreement are in substantially the respective forms filed as exhibits to the Registration Statement.

                    (xvi)   The Company's obligations under the
             Guarantee Agreement are subordinated and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

                    (xvii)   The Subordinated Debentures are
             subordinate and junior in right of payment to all Senior Indebtedness of the Company.

                    (xviii)   Each of the Administrators is an
             employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

                    (xix) Neither Offeror nor any Subsidiary has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") that, in each case or in the aggregate, might result in a Material Adverse Effect. None of the property owned or leased by either Offeror or any Subsidiary is contaminated with any waste or hazardous substances that might reasonably be expected to result in a Material Adverse Effect, nor may either Offeror or any Subsidiary be deemed an "owner or operator" of a "facility" or "vessel" that owns, possesses, transports, generates, discharges or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Response Compensation and Liability Act of 1980, U.S.C. Section 9601 et seq., except as would not reasonably be expected to result in a Material Adverse Effect.

                    (xx) Each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) which would have a Material Adverse Effect for which the Company or any Subsidiary would have any liability. Neither the Company nor any Subsidiary has incurred or expects to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan," or (B) Section 412 or 4971 of the Internal Revenue Code or 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), in each case which is not reasonably likely to have a Material Adverse Effect. Each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 501(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such losses as would not have a Material Adverse Effect.

                    (xxi) The Offerors and the Subsidiaries hold such permits, licenses, franchises and authorizations of governmental or regulatory authorities or third parties ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate their respective properties and assets and to conduct their respective businesses, except where the failure to have any such Permit would not have a Material Adverse Effect. The Offerors and the Subsidiaries have fulfilled and performed all of their respective material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit.

                    (xxii)   Neither of the Offerors nor any
             Subsidiary is an "investment company", a company
             "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                    (xxiii)   The Offerors and the Subsidiaries have
             good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable) to all property and assets described in the Registration Statement as being owned by them, except as described or referred to in the Prospectus. All leases to which either Offeror or any Subsidiary is a party are, subsisting, valid and binding and no default of such Offeror or Subsidiary or, to the best knowledge of the Offerors, any other person has occurred or is continuing thereunder that might reasonably be expected to result in a Material Adverse Effect. Such Offeror or Subsidiary enjoys peaceful and undisturbed possession under all such leases to which they are a party as lessee with such exceptions as do not materially interfere with the use made thereof by such Offeror or Subsidiary.

                    (xxiv)   The Offerors and the Subsidiaries
             maintain reasonably adequate insurance for the conduct of their respective businesses in accordance with prudent business practices with reputable third-party insurers.

                    (xxv) To the best knowledge of the Offerors, Ernst & Young LLP and BDO Seidman, LLP, the accounting firms that have certified or reviewed, or shall certify or review, the financial statements and supporting schedules filed or to be filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accounting firms with respect to the Trust, the Company and the Subsidiaries as required by the Act.

                    (xxvi)   The consolidated financial statements
             of the Company, together with related notes and schedules of the Company included in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and the Exchange Act, are accurate and present fairly the financial position, results of operations and cash flows of the Company at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and other data included in the Registration Statement and the Prospectus present fairly the information shown therein and, as applicable, have been compiled on a basis consistent with the audited financial statements included therein.

                    (xxvii)   No holder of any security of either
             Offeror has any right to require inclusion of any such security in the Registration Statement. There are no preemptive rights with respect to the offering being made by the Prospectus.

                    (xxviii)   No labor dispute with the employees
             of either Offeror or any Subsidiary exists, or to the best knowledge of the Offerors, is imminent, that could reasonably be expected to result in a Material Adverse Effect.

                    (xxix)   Each of the Offerors and each
             Subsidiary has filed or caused to be filed, or has properly filed extensions for, all foreign, federal, state and local income, value added and franchise tax returns and has paid all taxes and assessments shown thereon as due, except for such taxes and assessments as are disclosed or adequately reserved against and that are being contested in good faith by appropriate proceedings, promptly instituted and diligently conducted. All material tax liabilities are adequately provided for on the books of such Offeror or Subsidiary, and there is no material tax deficiency that has been or might be asserted against any of them that is not so provided for.

                    (xxx) The Offerors and the Subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Patents and Proprietary Rights") currently employed by them in connection with the businesses they now operate, except where the failure to so own, possess or acquire such Patents and Proprietary Rights would not have a Material Adverse Effect. Neither of the Offerors nor any Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Patent or Proprietary Rights that, if the subject of any unfavorable decision, ruling or finding, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                    (xxxi)   Each Offeror and each Subsidiary is
             conducting and intends to conduct its business so as to comply in all material respects with applicable federal, state, local and foreign government Laws, except where the failure to comply would not have a Material Adverse Effect. Except as set forth in the Registration Statement and the Prospectus, neither of the Offerors nor any Subsidiary is charged with or, to the best knowledge of the Offerors, under investigation with respect to, any material violation of any such Laws.

                    (xxxii)   Neither Offeror has taken, directly or
             indirectly, any action designed to or which has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of either Offeror to facilitate the sale or resale of the Securities.

                    (xxxiii)   None of the Offerors, any Subsidiary
             nor, to the best knowledge of the Offerors, any employee or agent of any of them has made any payment of funds of such Offeror or Subsidiary or received has retained any funds in violation of any Law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act) or of a character required to be disclosed in the Prospectus. Neither of the Offerors nor any Subsidiary has, at any time during the past five years,
             (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any unlawful payment to state, federal or foreign government officer or officers, or other person charged with similar public or quasi-public duty.

                    (xxxiv)   Each of the Company and the
             Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
             (i) transactions are executed in accordance with management's general or specific authorizations,
             (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, and
             (iii) access to assets is permitted only in accordance with management's general or specific authorization.

                    (xxxv) The Offerors have not distributed any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                    (xxxvi)   Other than as contemplated by this
             Agreement or described in the Registration Statement, neither Offeror has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                    (xxxvii)   The Bank is in good standing with the
             Division of Finance of the State of Missouri (the "Division of Finance"); each of the other Subsidiaries is in good standing with the Secretary of State of its state of incorporation or organization, as the case may be; and the activities of the Company and the Subsidiaries are permitted under applicable federal and state banking laws and regulations. The Company has all necessary approvals, including the approvals of the Division of Finance and/or the FRB, as applicable, to own the capital stock of the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party or subject to any agreement or memorandum with, or directive or order issued by, the FRB, the Division of Finance, the FDIC or any other regulatory authority having jurisdiction over it (the "Regulators"), which imposes any restrictions or requirements not generally applicable to entities of the same type as the Company and the Subsidiaries. Neither the Company nor any Subsidiary is subject to any directive from any Regulator to make any material change in the method of conducting their respective businesses, and no such directive is pending or, to the best knowledge of the Offerors, threatened by such Regulators.

                    (xxxviii)   The Offerors expect that the
             Securities will qualify as "Tier 1" capital (as defined in 12 C.F.R. Part 325 and subject to the limitations set forth therein) to the extent described under "Capitalization" in the Prospectus.

                    (xxxix)   The Bank has properly administered, in
             all material respects, all accounts for which it acts as a fiduciary, including, but not limited to, accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither the Bank nor any of its directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

                    (xl)   The conditions for use of Form S-2, as
             set forth in the General Instructions thereto, have been satisfied.

                    (xli) The Offerors and the Subsidiaries are in compliance with all provisions of Section 1 of Florida Statutes, Section 517.075, An Act Relating to Disclosure of Doing Business with Cuba.

             (b) Any certificate signed by any officer of the Company or a trustee of the Trust and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty jointly and severally made by the Offerors to each Underwriter as to the matters covered thereby and shall be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein.

     7.   Indemnification.

             (a) The Offerors jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls each of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the "indemnified parties") from and against any and all losses, claims, damages, liabilities and judgments caused by, arising out of, related to or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (as amended or supplemented if the Offerors shall have furnished any amendments or supplements thereto), including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, or the Prospectus or any Preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Offerors shall not be liable in any such case to the extent that such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission made or omitted in reliance upon, and in conformity with, information relating to the Underwriters furnished in writing to the Offerors by or on behalf of the Underwriters with your consent expressly for use therein.

             (b) In case any action shall be brought against any of the indemnified parties, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Offerors, such indemnified parties shall promptly notify the Offerors in writing (but the failure so to notify shall not relieve the Offerors of any liability that they may otherwise have to such indemnified parties under this
     Section 7 (although the Offerors' liability to an indemnified party may be reduced on a monetary basis to the extent, but only to the extent, they have been prejudiced by such failure on the part of such indemnified party)) and the Offerors shall promptly assume the defense thereof, including the employment of counsel satisfactory to such indemnified party and payment of all fees and expenses. The indemnified parties shall each have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless (i) the employment of such counsel shall have been specifically authorized by the Offerors, (ii) the Offerors shall have failed to assume promptly the defense or to employ counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified parties and the Offerors, and an indemnified party shall have been advised by counsel that there may be one or more legal defenses available to one or more of the indemnified parties that are different from or additional to those available to the Offerors (in which case the Offerors shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the Offerors shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the indemnified parties, which firm shall be designated in writing by you and that all such fees and expenses shall be reimbursed promptly as they are incurred). The Offerors shall not be liable for any settlement of any such action effected without their written consent, which consent shall not be unreasonably withheld, but if settled with the written consent of the Offerors, the Offerors agree to indemnify and hold harmless the indemnified parties from and against any and all loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after delivery by registered or certified mail to the proper address for notice to such indemnifying party of the aforesaid request (whether or not such delivery is accepted) and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional and complete release in writing of such indemnified party from any and all liability on claims that are the subject matter of such proceeding, which such settlement shall be in form and substance satisfactory to the indemnified party. The indemnification provided in this Section 7 shall be in addition to any liability which the Offerors may otherwise have.

             (c) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Offerors and their directors, officers and trustees who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to the Underwriters but only with reference to information stated in or omitted from the Registration Statement, the Prospectus or any Preliminary Prospectus in reliance upon, and in conformity with, information relating to the Underwriters furnished in writing or via electronic mail to the Offerors by or on behalf of the Underwriters with your consent expressly for use therein. In case any action shall be brought against the Offerors or any other such person based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against the Underwriters, the Underwriters shall have the rights and duties given to the Offerors by
     Section 7(b) hereof (except that if the Offerors shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Offerors and such other persons shall have the rights and duties given to the "indemnified parties" by Section 7(b) hereof.

             (d)    If the indemnification provided for in this
     Section 7 is for any reason unavailable to an indemnified party or insufficient to hold such indemnified party harmless in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering and sale of the Securities (before deducting expenses) received by the Offerors on the one hand, and the total underwriting commissions received by the Underwriters on the other, bears to the total price to the public of the Securities, in each case as set forth on the cover page of the Prospectus.
     The relative fault of the Offerors and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or the alleged omission to state a material fact relates to information supplied by the Offerors or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation in this
     Section 7(d) to contribute are several in proportion to the respective amounts of Securities purchased hereunder by each Underwriter and not joint.

     8. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the Closing Date and the Option Securities on any Option Closing Date are subject to the fulfillment of each of the following conditions on or prior to the Closing Date and each Option Closing Date:

         (a) All the representations and warranties of the Offerors contained in this Agreement and in any certificate delivered hereunder shall be true and correct on the Closing Date and each Option Closing Date with the same force and effect as if made on and as of the Closing Date or Option Closing Date, as applicable, except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date. The Offerors shall not have failed at or prior to the Closing Date or Option Closing Date, as applicable, to perform or comply in all respects with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date or Option Closing Date, as applicable.

         (b) If the Registration Statement is not effective at the time of the execution and delivery of this Agreement, the Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective) not later than 4:30 P.M., Chicago time, on the date immediately following the date of this Agreement or such later time as you may approve in writing or, if the Registration Statement has been declared effective prior to the execution and delivery hereof in reliance on Rule 430A, the Prospectus shall have been filed as required thereby, if necessary; and at the Closing Date and each applicable Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Underwriters and the Offerors, threatened by the Commission. Every request for additional information on the part of the Commission shall have been complied with to the Underwriters' satisfaction. No stop order suspending the sale of the Securities in any jurisdiction referred to in Section 5(g) shall have been issued, and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (c) The Securities shall have been qualified for sale under the blue sky laws of such states as shall have been specified by you in accordance with Section 5(g).

         (d) The legality and sufficiency of the authorization, issuance and sale or transfer and sale of the Securities hereunder, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements) shall have been approved by counsel for the Underwriters exercising reasonable judgment, and no Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of material fact, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any material change, or any material development involving a prospective change, in or affecting particularly the business or properties of the Offerors or the Subsidiaries, whether or not arising in the ordinary course of business, that, in your judgment, makes it impractical or inadvisable to proceed with the public offering or purchase of the Securities as contemplated hereby.

             (f) You shall have received an opinion (satisfactory to you and your counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Thompson Coburn LLP, counsel for the Offerors, to the effect that:

                    (i) The Company has been duly organized and is a validly existing corporation in good standing under the laws of Missouri. Each of the Subsidiaries (other than the Trust) has been duly organized and is validly existing as a bank or other entity in good standing under the laws under which it was organized. Each of the Company and the Subsidiaries (other than the Trust) has all necessary power and authority, corporate or otherwise, to own, lease and operate their respective properties and assets and to conduct their respective businesses as described in the Registration Statement and the Prospectus, and each is duly qualified to do business as a foreign corporation or other applicable form of business organization and is in good standing in each jurisdiction in which its ownership or lease of real property or the conduct of its business makes such qualification necessary, except when the failure to so qualify would not have a Material Adverse Effect.

                    (ii) Each Offeror has all necessary power and authority, corporate, trust or otherwise, to enter into and perform this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as applicable, and to effect the transactions contemplated hereby or thereby. The performance of the Offerors' respective obligations hereunder and under the Indenture, the Trust Agreement and the Guarantee Agreement, as applicable, have been duly authorized by all necessary action. This Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement have been duly executed and delivered by and on behalf of the Trust and/or the Company, as applicable, and, assuming due authorization, execution and delivery of such agreements by the other parties thereto, constitute legal, valid and binding agreements of the Trust and/or the Company, as applicable, enforceable in accordance with their respective terms, except as enforceability of the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally and by general equity principles and limitations under the Act as to the enforceability of indemnification provisions. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or, to the best of such counsel's knowledge, after due inquiry, third party, is necessary in connection with the execution and delivery of this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement and the consummation of the transactions contemplated herein or therein or as contemplated by the Prospectus (other than as may be required by the Trust Indenture Act, the

             NASD or as required by state securities or blue sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, with counsel specifying the same.

                    (iii)   The authorized capital stock of the
             Company is as set forth in the Prospectus under "Capitalization". Based solely upon a certificate received from the Company's transfer agent, the issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization". All of the shares of outstanding capital stock of the Company have been duly authorized and validly issued, are non-assessable and were not issued in violation of any preemptive rights or, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities. The shares of outstanding capital stock of the Company indicated on Schedule II hereto and, based solely upon a certificate received from the Company, all other outstanding shares of capital stock of the Company are fully paid. Except as set forth in the Registration Statement and the Prospectus and except for stock options granted to employees and directors of the Company and the Subsidiaries (which have been described in the Registration Statement to the extent required by the Act or the Exchange Act), to the best of such counsel's knowledge, no options, warrants or other rights to convert any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding.

                    (iv) To the best of such counsel's knowledge, after due inquiry, neither the filing of the Registration Statement or any amendment thereto nor the offer and sale of the Securities to the Underwriters as contemplated by this Agreement gives rise to any rights, nor do any rights exist, for or relating to the registration under the Act of any securities of either Offeror.

                    (v)   The Registration Statement has become
             effective under the Act, the Prospectus has been filed as required by this Agreement, if necessary, and to the best of such counsel's knowledge: (a) after telephonic inquiry of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued; and (b) no proceedings for that purpose are pending or have been initiated or threatened by the Commission. The Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable), the Prospectus and each amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                    (vi)   The descriptions in the Registration
             Statement and Prospectus of contracts, instruments and other documents filed as exhibits to the Registration Statement, and the description of legal and governmental proceedings, are accurate in all material respects, and such counsel does not know of any Proceedings required to be described in the Prospectus that are not described, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that were not described and filed as required.

                    (vii) Neither the filing of the Registration Statement or any amendment nor the execution and performance of this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement, nor the consummation of the transactions contemplated herein or therein, will contravene any of the provisions of, or result in a default under (nor, to the best of such counsel's knowledge, has any event occurred which with notice or lapse of time, or both, would constitute a breach or default under), any Obligations and Instruments to which the Trust or the Company is a party or by which their property is bound (except for such contravention or default which would not have a Material Adverse Effect), or violate any of the provisions of the Articles of Incorporation, as amended, or by-laws of the Company, or violate any Laws known to such counsel.

                    (viii) Neither the Trust, the Company nor any Subsidiary is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

                    (ix)   The statements in the Prospectus under
             the caption "Description of Trust Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship among the Trust Preferred Securities, the Junior Subordinated Debentures and the Guarantee," insofar as such statements constitute matters of law applicable to the Offerors or summaries of documents, fairly present the information required to be included therein in all material respects.

                    (x) All of the issued and outstanding Common Securities of the Trust are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                    (xi)   Each of the Indenture and the Trust
             Agreement has been duly qualified under the Trust
             Indenture Act.

                    (xii)   The Subordinated Debentures are
             subordinate and junior in right of payment to all Senior Indebtedness of the Company.

                    (xiii) No Tax Event, Capital Treatment Event or Investment Company Event (each as defined in the Indenture) has occurred.

                    (xiv)   The statements set forth in the
             Prospectus under the caption "Certain United States
             Federal Income Tax Consequences" constitute a fair and accurate summary in all material respects of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                    (xv) To the best of such counsel's knowledge and information after due inquiry, the Trust is not required to be authorized to do business in any other jurisdiction, and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                    (xvi)   The Company satisfies the registrant
             eligibility requirements to use Form S-2 to register offerings and sales of its securities, and the Offerors are legally permitted, pursuant to the terms of the Act, to offer and sell the Securities pursuant to the Registration Statement.

             In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Offerors, representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specifically set forth above) and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality upon the statements of officers and other representatives of the Company), no facts have come to such counsel's attention that lead such counsel to believe that either the Registration Statement or any amendment (including any post-effective amendment) thereto at the time such Registration Statement or amendment became effective, and as of the Closing Date and any applicable Option Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto as of their respective dates and as of the Closing Date and any applicable Option Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no views with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

             (g) You shall have received an opinion (satisfactory to you and your counsel) dated the Closing Date or the Option Closing Date, as the case may be, of White & Case, counsel for the Property Trustee under the Trust Agreement, the Indenture Trustee under the Indenture and the Guarantee Trustee under the Guarantee Agreement, to the effect that:

                    (i) Bankers Trust Company is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York.

                    (ii) The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

                    (iii) The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

                    (iv)   The Property Trustee has the requisite
             power and authority to execute and deliver the Trust
             Agreement and has taken all necessary corporate action to authorize the execution and delivery of the Trust
             Agreement.

                    (v) Each of the Indenture and the Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively, in accordance with their respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws affecting the enforcement of creditors' rights generally, and by principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and by the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    (vi)   The Junior Subordinated Debentures
             delivered on the Closing Date have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

             (h) You shall have received an opinion (satisfactory to you and your counsel) dated the Closing Date or the Option Closing Date, as the case may be, of Richards, Layton and Finger, P.A., special Delaware counsel for the Offerors, to the effect that:

                    (i)   The Trust has been duly created and is
             validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

                    (ii)   Under the Trust Agreement and the
             Delaware Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus.

                    (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and each of the Property Trustee and the Administrators, and is enforceable against the Company and each of the Property Trustee and the Administrators in accordance with its terms.

                    (iv)   Under the Trust Agreement and the
             Delaware Act, the Trust has the trust power and authority
             (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue, and to perform its obligations under, the Securities and the Common Securities.

                    (v) Under the Trust Agreement and the Delaware Act, the execution and delivery by the trust of this Agreement, and the performance by it of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                    (vi) The Securities and the Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The respective holders of the Securities and the Common Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                    (vii)   Under the Trust Agreement and the
             Delaware Act, the issuance of the Securities and the Common Securities is not subject to preemptive or similar rights.

                    (viii)   The issuance and sale by the Trust of
             the Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (A) any of the provisions of the Certificate of Trust or the Trust Agreement, or (B) any applicable Delaware law or administrative regulation.

             (i)    You shall have received an opinion of Barack
     Ferrazzano Kirschbaum Perlman & Nagelberg, counsel for the
     Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you.

             (j) You shall have received, in connection with the execution of this Agreement and on the Closing Date and each Option Closing Date, a "cold comfort" letter from Ernst & Young LLP and BDO Seidman, LLP, dated as of each such date, in form and substance satisfactory to you, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

             (k) You shall have received from the Company a certificate, signed by the Chief Executive Officer and Chief
     Financial Officer of the Company, addressed to the Underwriters and dated the Closing Date or Option Closing Date, as applicable, to the effect that:

                    (i)   such officers do not know of any
             Proceedings instituted, threatened or contemplated against the Company of a character required to be disclosed in the Prospectus that are not so disclosed, and such officers do not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed;

                    (ii) such officers have carefully examined the Registration Statement and the Prospectus and all amendments or supplements thereto and, in the opinion of such officers, such Registration Statement or such amendment as of its effective date and as of the Closing Date, and the Prospectus or such supplement as of its date and as of the Closing Date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the opinion of such officers, since the effective date of the Registration Statement, no event has occurred or information become known that should have been set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth in such amendment or supplement;

                    (iii)   the representations and warranties of
             the Company set forth in Section 6(a) of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

                    (iv) the Commission has not issued an order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best knowledge of such officers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

             The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (iii) and (iv) of this subparagraph to be set forth in said certificate.

             (l) You shall have received from the Trust a certificate, signed by the Administrators, addressed to the Underwriters and dated the Closing Date or Option Closing Date, as applicable, to the effect that:

                    (i) such persons have carefully examined the Registration Statement and the Prospectus and all amendments or supplements thereto and, in the opinion of such persons, such Registration Statement or such amendment as of its effective date and as of the Closing Date, and the Prospectus or such supplement as of its date and as of the Closing Date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the opinion of such persons, since the effective date of the Registration Statement, no event has occurred or information become known that should have been set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth in such amendment or supplement;

                    (ii) the representations and warranties of the Trust set forth in Section 6(a) of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be (except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date), and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

                    (iii) the Commission has not issued an order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

             The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Trust as to the facts required in the immediately foregoing clauses (ii) and (iii) of this subparagraph to be set forth in said certificate.

             (m) You and your counsel shall have received on or before the Closing Date or the Option Closing Date, as the case may be, such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Offerors as you and they shall have reasonably requested from the Offerors.

     9. Termination and Defaults. This Agreement may be terminated at any time prior to the Closing Date and any exercise of the option to purchase Additional Securities may be cancelled at any time prior to any Option Closing Date by the Underwriters by written notice to the Offerors if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company, the Subsidiaries and the Trust, taken as a whole, or the earnings, affairs, management, or business of the Company, the Subsidiaries and the Trust, taken as a whole, whether or not arising in the ordinary course of business, that would, in your sole judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States that, in your sole judgment, is material and adverse and would, in your sole judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on AMEX, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company, the Subsidiaries and the Trust, taken as a whole, (v) the declaration of a banking moratorium by either federal or Missouri state authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your opinion has a material adverse effect on the financial markets in the United States or (vii) any change in financial markets or in political, economic or financial conditions which, in your sole opinion, either renders it impracticable or inadvisable to proceed with the offering and sale of the Securities on the terms set forth in the Prospectus or materially adversely affects the market for the Securities.

     If on the Closing Date or on any Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Securities or Additional Securities, as the case may be, which it has agreed to purchase hereunder on such date, and the aggregate number of Firm Securities or Additional Securities, as the case may be, that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed, in the aggregate, 10% of the total number of Securities that all Underwriters are obligated to purchase on such date, each non-defaulting Underwriter shall be obligated, in the proportion which the number of Firm Securities set forth opposite its name in Schedule I hereto bears to the total number of Firm Securities or Additional Securities, as the case may be, that all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Securities or Additional Securities, as the case may be, that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or on the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Securities or Additional Securities, as the case may be, in an amount that exceeds, in the aggregate, 10% of the total number of the Securities, and arrangements satisfactory to you and the Offerors for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters and the Offerors, except as otherwise provided in this Section 9. In any such case that does not result in termination of this Agreement, either you or the Offerors may postpone the Closing Date or the Option Closing Date, as the case may be, for not longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     The indemnity and contribution provisions and other agreements, representations and warranties of the Offerors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Offerors, (ii) acceptance of the Securities and payment therefor hereunder or (iii) termination of this Agreement. Notwithstanding any termination of this Agreement, the Company shall be liable for and shall pay all expenses it has agreed to pay pursuant to
Section 5(k).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of, and shall be binding upon, the Offerors, the Underwriters, any indemnified person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

     10. Effectiveness of Registration Statement.  You and the
Offerors will use your and their best efforts to cause the Registration Statement to become effective, if it has not yet become effective, and to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     11. Miscellaneous. All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telegraphed and confirmed to you c/o EVEREN Securities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601-1694, Attention: Syndicate Department, with a copy to Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606,
Attention: Edwin S. del Hierro; and if sent to the Company or the Trust will be mailed, delivered or telegraphed and confirmed to the Company or the Trust at the Company's corporate headquarters, 2122 Kratky Road, St. Louis, Missouri 63114, with a copy to Thompson Coburn LLP, One Mercantile Center, Suite 3400, St. Louis, Missouri 63101, Attention:
Thomas A. Litz.

     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Trust and the several Underwriters, including you.


                           Very truly yours,

                           ALLEGIANT BANCORP, INC.


                                By:   /s/ Shaun R. Hayes
                                    ------------------------------------
                                Name:     Shaun R. Hayes
                                Title: President and Chief
                                       Executive Officer

                           ALLEGIANT CAPITAL TRUST I


                                By:  /s/ Shaun R. Hayes
                                    ------------------------------------
                                Name:    Shaun R. Hayes
                                Title:  Administrator


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


EVEREN Securities, Inc.
Wheat First Securities

     Acting as representatives of the
     several Underwriters named in Schedule I.


          By: EVEREN Securities, Inc.


          By:  /s/ Allen G. Laufenberg
             ----------------------------------------
          Name:    Allen G. Laufenberg
          Title:  Vice President

                        SCHEDULE  I
                        -----------

                                     Number of
Underwriter                 Trust Preferred Securities
-----------                 --------------------------

EVEREN Securities, Inc.                        790,000
Wheat First Securities                         500,000
Advest, Inc.                                    30,000
Fahnestock & Co. Inc.                           30,000
Howe Barnes Investments Inc.                    30,000
Ryan, Beck & Co., Inc.                          30,000
Sandler O'Neill & Partners, L.P.                30,000
Stifel, Nicolaus & Company, Incorporated        30,000
Utendahl Capital Partners, L.P.                 30,000
                                            ----------
     Total                                   1,500,000
                                            ==========

                        SCHEDULE II<F*>
                        ---------------

A. 851,625 shares of Common Stock issued in connection with a rights offering completed on March 11, 1997.

B. 669,621 shares of Common Stock issued in connection with a rights offering completed on December 3, 1997.

C. 898,689 shares of Common Stock issued in connection with the acquisition of Reliance Financial, Inc.

[FN]
--------

<F*> Each as adjusted to give effect to the five-for-four stock split effected by the Company in January 1998 and the six-for-five stock split effected by the Company in January 1999.